Shareholders' Equity (Tables)	12 Months Ended
Dec. 31, 2014
Schedule of Dividends Paid

DIVIDENDS	2014	2013	2012
Cash dividend paid per share	$2.12	$2.00	$1.89
Cash dividend declared per share	$2.14	$2.02	$1.94

Other Comprehensive Income (Loss)

OTHER COMPREHENSIVE INCOME (LOSS)/ ENDING BALANCE1)	2014	2013	2012
Cumulative translation adjustments	$(155.1)	$49.4	$67.2
Net pension liability	(97.9)	(48.9)	(107.7)

Total (ending balance)	$(253.0)	$0.5	$(40.5)

Deferred taxes on the pension liability	$43.4	$21.4	$59.7

1)	The components of Other Comprehensive Income (Loss) are net of any related income tax effects.

Share Repurchase Program

SHARES	2014	2013	2012
Shares repurchased (shares in millions)	6.2	1.6	—
Cash paid for shares	$616.0	$147.9	$—